UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): March 10, 2008

PANGEA PETROLEUM CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

COLORADO	0-30503	76-0635938
(State Or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation Or Organization)		Identification No.)

9801 Westheimer, Suite 302
(Address of Principal Executive Offices, Including Zip Code)

(713) 706-6350
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mark Weller resigned from his position as the Company’s President and  member of the Board of Directors effective March 10, 2007.  His resignation is not a result of any disagreement with the Company.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2008                                                                    PANGEA PETROLEUM CORP

                                                                                                         By: /S/ Charles B. Pollock
                                                                                                        Charles B. Pollock, CEO